Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

May 8, 2020

Via EDGAR Transmission

Ms. Valerie Lithotomos:
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Re:    Professionally Managed Portfolios (the “Trust”)
File Nos.: 33-12213 and 811-05037
Osterweis Fund (the “Fund”)

Dear Ms. Lithotomos:

This correspondence is being filed in response to your oral comments and suggestions provided to Elaine Richards (President and Secretary) and Carl Gee (Assistant Secretary) of the Trust on April 23, 2020, concerning the Trust’s Preliminary Proxy Statement filing on Schedule 14A filed on April 17, 2020, on behalf of the Trust and the above referenced series. Accompanying this correspondence is the Trust’s definitive proxy solicitation materials filed with the SEC (the “DEF14A”). The DEF14A reflects revisions made in response to your comments as well as other necessary changes. Capitalized terms not defined in this letter have the same meaning as in the Preliminary Proxy Statement.

For your convenience, the comments made by the staff have been reproduced in bold typeface immediately followed by the Trust’s respective response.

1.
Staff Comment: In the Question & Answer section, under the question “How is a quorum for the Meeting established,” the Proposals appear to bundle an additional matter, which allows for adjournments of the Meeting to permit further solicitation of proxies. In your Definitive Proxy Statement filing on Schedule 14A, please add a separate vote to permit adjournment and postponement to solicit additional positive votes for the Proposals to comply with Rule 14(a)-4 of the proxy rules.

Response: The Trust has revised the Proxy Statement to include the following additional proposal for consideration by shareholders of the Fund at the Meeting:

Proposal 3: If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposals.

2.	Staff Comment: Consider adding clarifying disclosure to the shareholder letter or in the Proxy Statement that explains why the first proposal is referred to as “Proposal 1(a).”

Response: The Trust has added the following explanation to the shareholder letter and Proxy Statement as follows:

(Note: The Meeting is being held for all of the funds in the Trust. Proposal 1(a) relates only to the Fund discussed in this proxy statement. Proposals 1(b), (c) and (d) are discussed in separate proxy statements related to other funds in the Trust.)

* * * * * *
I trust that the above responses and revisions adequately address your comments. If you have any additional questions or require further information, please contact the undersigned at (626) 914‑7363.
Sincerely,
/s/ Elaine E. Richards
Elaine E. Richards
President and Secretary of the Trust

cc:    Domenick Pugliese, Sullivan & Worcester LLP

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